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                                                                   Exhibit 10.26

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT


                This SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of September 20, 2000 (this "Amendment") by and between BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, with its principal place of business at 1901 Guadalupe Parkway, San Jose, California 95131 ("Borrower"), and COMERICA BANK-CALIFORNIA ("Bank"), a California banking corporation, with its principal place of business at 333 West Santa Clara Street, San Jose, California 95113.


                                    RECITALS

                A. Borrower and Bank have previously entered into that certain Credit Agreement dated as of January 5, 2000, as amended by the First Amendment to Credit Agreement dated March 21, 2000 (the "Credit Agreement").

                B. Pursuant to the terms of the Credit Agreement, Borrower wishes to obtain an additional standby letter of credit from Bank, and Bank desires to issue such standby letter of credit.

                C. This Amendment sets forth the terms on which Bank will issue the additional standby letter of credit to Borrower.


                                    AGREEMENT

                For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as set forth below.

                1. Incorporation by Reference; Definitions. The foregoing Recitals and the Credit Agreement are incorporated herein by this reference as though set forth in full herein. Any terms not defined herein shall have the meanings given in the Credit Agreement. As used herein, and unless otherwise defined herein, the following terms shall have the following respective meanings except as the context shall otherwise require:

                        "Letter of Credit" means the standby letter of credit issued by Bank for the account of Borrower, and for the benefit of Speiker Properties, L.P. in the amount of Eight Hundred Thirteen Thousand four Hundred Eighty Six and 00/100 Dollars ($813,486.00).

                        "Letter of Credit Agreement" means the Standby Letter of Credit Application and Agreement dated the date hereof by and between Borrower and Bank.



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                        "Letter of Credit Documents" means this Amendment, the
Letter of Credit, and the Letter of Credit Agreement.

                        "Maturity Date" means January 31, 2004, provided however that the Letter of Credit may be renewed annually, subject to Bank approval, which annual renewals may be up to a final maturity date of September 30, 2010.

                2. Amendment to the Credit Agreement. The parties have agreed to the amendments to the Credit Agreement set forth in this Section 2.

                        2.1 Additional Letter of Credit. The Letter of Credit is issued as an additional letter of credit under the Credit Agreement and is subject to the terms and conditions of the Credit Agreement. The Letter of Credit Documents are incorporated herein by this reference.

                        2.2 Issuance of Letters of Credit. Subject to the terms and conditions of the Letter of Credit Documents and the Credit Agreement, Bank shall issue the Letter of Credit.

                        2.3 Letter of Credit Fees. Borrower shall pay to Bank fees upon the issuance of the Letter of Credit, and upon the payment by Bank of each draft under the Letter of Credit, in accordance with Bank's standard fees and charges in effect at the time the Letter of Credit is issued or amended or any draft is paid. In addition, Borrower shall prepay to Bank an annual fee with respect to the Letter of Credit in an amount equal to three quarters of one percent (0.75%) per annum of the original face amount of the Letter of Credit for the time period equal to the date of issuance of the Letter of Credit to and including the Maturity Date.

                        2.4 Reimbursement by Borrower. Borrower shall immediately reimburse Bank for all sums paid by Bank on account of the Letter of Credit in accordance with the Letter of Credit Agreement.

                        2.5 Indemnity. Borrower shall indemnify Bank as set forth in the Letter of Credit Agreement.

                        2.6 Payment of Drafts. Bank shall pay drafts as set forth in the Letter of Credit Agreement.

                3. Conditions Precedent.

                        3.1 Issuance of the Letter of Credit. As conditions precedent to Bank's obligation to issue the Letter of Credit, Borrower shall deliver, or cause to be delivered, to Bank:

                                3.1.1 A duly executed copy of this Amendment;

                                3.1.2 A duly executed copy of the Letter of
Credit Agreement;



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                                3.1.3 All representations and warranties of
Borrower to Bank set forth in the Letter of Credit Documents shall be accurate and complete in all respects; and

                                3.1.4 There shall not exist an Event of Default
or an event which with the giving of notice of passage of time, or both, would be an Event of Default.

                4. No Modification of Other Obligations. Except as is otherwise specifically set forth herein, the Credit Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.

                5. Conflicts. If a conflict exists between the provisions of the Credit Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

                6. Further Assurances. Borrower agrees to make and execute such other documents as may be necessary or required to effectuate the terms and conditions of this Amendment.

                7. Future Modifications. This Amendment does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Credit Agreement. Any amendments hereto shall be in writing and signed by the parties.

                8. Integration. This Amendment is an integrated agreement, and supercedes all negotiations and agreement regarding the subject matter hereof, and taken together with the Credit Agreement, constitutes the final agreement of the parties with respect to the subject matter hereof and thereof.

                9. Fees and Costs. Borrower shall pay Bank's attorneys' fees and costs incurred in the preparation of this Amendment.

                10. Severability. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                11. Interpretation. This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code Section 1654.



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                12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

                IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.


BROCADE COMMUNICATIONS SYSTEMS, INC.


By:
   -----------------------------------

Title:
      --------------------------------

COMERICA BANK-CALIFORNIA


Sarah Lewis
Vice President



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